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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 19, 1997


                               FTP SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                                        0-22466                                 04-2906463
(State or other jurisdiction                         (Commission                             (I.R.S. Employer
of incorporation)                                    File Number)                            Identification No.)


100 BRICKSTONE SQUARE, FIFTH FLOOR
ANDOVER, MASSACHUSETTS                                                                       01810
(Address of principal executive offices)                                                     (Zip Code)


Registrant's telephone number, including area code:  (508) 685-4000



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 19, 1997, FTP Software, Inc. (the "Company") announced the completion of the plans regarding the restructuring of its business into strategic business units, as more particularly described in the Company's press release dated August 19, 1997, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Company's press release dated August 19, 1997, filed as Exhibit 1 to this Report.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FTP SOFTWARE, INC.



Date:    August 19, 1997                 By: /s/ Douglas F. Flood
                                             --------------------------
                                             Douglas F. Flood
                                             Senior Vice President





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                                  EXHIBIT INDEX




EXHIBIT NO.        TITLE
-----------        -----

1                  Press release by FTP Software, Inc. dated August 19, 1997